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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  December 13, 2005

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                  001-14116                  33-0459135
         ----------                  ---------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 13, 2005, the registrant agreed with Levine Leichtman Capital Partners II, L.P. ("LLCP"), which is the holder of approximately $59.8 million of the registrant's senior secured debt, to extend the maturity date of $15 million of such debt. The registrant's debt to LLCP comprised four pieces, with different maturity dates. The following table sets forth the principal amount of each piece of such debt as of December 13, 2005, and the maturity date before and after the December 13 amendment:

Principal amount       Date due prior to amendment      Date due after amendment
----------------       ---------------------------      ------------------------

$15,000,000                      December 15, 2005             December 18, 2006
 19,828,527                      December 15, 2005             December 15, 2005
 15,000,000                           May 27, 2006                  May 27, 2006
 10,000,000                          June 24, 2006                 June 24, 2006


The registrant agreed to pay LLCP a modification fee in the amount of $600,000; however, if the extended debt is paid on or prior to June 14, 2006, then the modification fee is reduced to $150,000. The debt due December 15, 2005 was paid on that date.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information provided in Item 1.01 of this report is incorporated herein by this reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CONSUMER PORTFOLIO SERVICES, INC.

Dated: December 19, 2005                 By: /S/ CHARLES E. BRADLEY, JR.
                                            -----------------------------------
                                            Charles E. Bradley, Jr.
                                            President and chief
                                            executive officer
                                            Signing on behalf of the registrant
                                            and as principal executive officer


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